UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 24, 2012

V MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
 (Address of Principal Executive Offices)

116001
(Zip Code)

86-0411-8272-8168
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2012, Stephen Monticelli submitted his resignation from his position as an independent director of V Media Corporation (the “Registrant”). In submitting his resignation, Mr. Monticelli did not express any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

On September 25, 2012, Johann Tse submitted his resignation, effective immediately, from his position as an independent director of the Registrant for personal reasons. In submitting his resignation, Mr. Tse did not express any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2012	V Media Corporation

	By:	/s/ Guojun Wang
	Name:	Guojun Wang
	Title:	Chief Executive Officer